UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2025
Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Nicollet Mall,	Minneapolis,	Minnesota	55403
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (612) 304-6073
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On June 10, 2025, Target Corporation (“Target”) closed the sale of $500 million aggregate principal amount of its 4.350% Notes due 2028 (the “2028 Notes”) and $500 million aggregate principal amount of its 5.250% Notes due 2036 (the “2036 Notes,” and together with the 2028 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated June 5, 2025 (the “Underwriting Agreement”), among Target and Barclays Capital Inc., Goldman Sachs & Co. LLC, and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule II therein.
The offer and sale of the Notes was registered pursuant to Target’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-275713), filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 22, 2023. Target has filed with the SEC a prospectus supplement, dated June 5, 2025, together with the accompanying prospectus, dated November 22, 2023, relating to the offer and sale of the Notes.
The Notes were issued pursuant to an Indenture dated as of August 4, 2000 between Target and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One Trust Company, N.A.), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of May 1, 2007 between Target and the Trustee (as so supplemented, the “Indenture”).
The foregoing description of the Notes and related agreements is qualified in its entirety by reference to the Underwriting Agreement, the Indenture, and the forms of Notes. The Underwriting Agreement, the form of 2028 Note, and the form of 2036 Note are filed herewith as Exhibits 1.1, 4.1, and 4.2, respectively, and are incorporated by reference into the Registration Statement. The Indenture has been filed as Exhibits 4.4 and 4.5 to the Registration Statement. An opinion regarding the validity of the Notes and the related consent thereto are filed herewith as Exhibits 5.1 and 23.1, respectively, and are incorporated by reference into the Registration Statement.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.
1.1	Underwriting Agreement dated June 5, 2025.
4.1	Form of 4.350% Note due 2028.
4.2	Form of 5.250% Note due 2036.
5.1	Opinion of Faegre Drinker Biddle & Reath LLP.
23.1	Consent of Faegre Drinker Biddle & Reath LLP (included as part of Exhibit 5.1).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 10, 2025	By:	/s/ David L. Donlin
Name: David L. Donlin
Title: Vice President, Corporate Secretary and Interim General Counsel